EXHIBIT 32

Certification of Chief Executive Officer and Chief Financial OfficerPursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 135

In connection with the Quarterly Report of Crafty Admiral Enterprises, Ltd. (Registrant) on Form 10Q-SB filed with the Securities and Exchange Commission filed concurrently herewith (the Report), I, Lawrence Siccia, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

        (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Dated: August 10, 2006                                         /s/ Lawrence Siccia
                                                    By:  Lawrence Siccia, Chief Executive Officer, Chief Financial Officer and
                                                    Principal Accounting Officer of Crafty Admiral Enterprises, Ltd.